Exhibit (32.2)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Neal E. Murphy, Chief Financial Officer of Met-Pro Corporation hereby certifies that, to my knowledge:

(i)	the Quarterly Report on Form 10-Q for the period ended April 30, 2012 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 8, 2012	/s/ Neal E. Murphy
Neal E. Murphy
Vice President-Finance, Chief Financial Officer, Secretary and Treasurer